UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 30, 2004
FIRST HORIZON ASSET SECURITIES INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-119657 (Commission File Number)	75-2808384 (IRS Employer ID Number)
4000 Horizon Way Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(214) 441-4000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Form T-1

On November 30, 2004, FIRST HORIZON ASSET SECURITIES INC. (the “Company”) is filing a Form T-1 to designate The Bank of New York to act as an eligible trustee under trust indentures to be qualified pursuant to sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 9.01.  Financial Statements and Exhibits.

Information and Exhibits

(a)

Financial Statements of business acquired.

Not applicable.

(b)

Pro Forma financial information.

Not applicable.

(c)

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of 1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

By:  /s/Wade Walker

Name:

Wade Walker

Title:

Senior Vice President

Dated: November 30, 2004

Exhibit Index

Exhibit            Description

Page

25

Form T-1 Statement of Eligibility under the

Trust Indenture Act of 1939, as amended.

5